UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2017

QUEST MANAGEMENT INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-201215	32-0450509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Kalnu iela, Malta, LV-4630 Latvia	(702) 907-8836
(Address of principal executive offices)	(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant's Certifying Accountant

(i)	Subsequent to the resignation of the Company’s independent registered public accounting firm, Scrudato & Co., PA as disclosed in the Company’s Form 8-K filed in December 2016, the Company has engaged Zia Masood Kiani & Co., CHARTERED ACCOUNTANTS as the Company’s new independent registered public accounting firm effective February 10, 2017.

(ii)	During the Company's fiscal years ended October 31, 2015 and 2014, the Company did not consult with Zia Masood Kiani & Co., CHARTERED ACCOUNTANTS regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

None.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quest Management Inc.

Date: February 10, 2017	By	/s/ Dmitrij Ozolins
	Name	Dmitrij Ozolins
	Title	Principal Executive Officer, Principal Financial Officer and Director

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